                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                [ ]     Confidential, for Use of
                                                       the Commission only (as
                                                       permitted by Rule
                                                       14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                            LAMAR ADVERTISING COMPANY
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                            LAMAR ADVERTISING COMPANY

             5551 Corporate Boulevard, Baton Rouge, Louisiana 70808
                                 (225) 926-1000


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         The annual meeting of the stockholders of Lamar Advertising Company, a Delaware corporation (the "Company"), will be held at the offices of Lamar Advertising Company, 5551 Corporate Boulevard, Baton Rouge, Louisiana, at 10:00 a.m. on Thursday, May 27, 1999, for the following purposes:

         1. To elect eight directors of the Company, each for a one-year term.

         2. To approve an amendment to the Company's 1996 Equity Incentive Plan to increase the number of shares of the Company's Class A common stock available for issuance pursuant to awards under the 1996 Equity Incentive Plan by 1,000,000 shares from 3,000,000 to 4,000,000 shares.

         3. To approve an amendment to the Company's Restated Certificate of Incorporation that would increase the number of authorized shares of Class A common stock from 75,000,000 to 125,000,000 shares.

         4. To transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on April 9, 1999 will be entitled to vote at the meeting.

         It is important that your shares be represented at the meeting. Therefore, whether or not you plan to attend the meeting, please complete your proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the meeting and wish to vote in person, your proxy will not be used.

                                            By order of the Board of Directors,


                                            James R. McIlwain
                                            Secretary


April 23, 1999

                            LAMAR ADVERTISING COMPANY


                                 ---------------

                                 PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 27, 1999
                                 ---------------



General Information


         The enclosed proxy is solicited on behalf of the Board of Directors of Lamar Advertising Company (the "Company") for use at the annual meeting of stockholders to be held at the offices of Lamar Advertising Company, 5551 Corporate Boulevard, Baton Rouge, Louisiana, at 10:00 a.m. on Thursday, May 27, 1999, and at any adjournments thereof. The approximate date on which this proxy statement and accompanying proxy are first being sent or given to stockholders is April 23, 1999.


         The authority granted by an executed proxy may be revoked, at any time before its exercise, by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Shares represented by valid proxies will be voted in accordance with the specifications in the proxies. If no specifications are made, the proxies will be voted to elect the directors nominated by the Board of Directors and to approve the amendments to the Company's 1996 Equity Incentive Plan and Restated Certificate of Incorporation.


         Only stockholders of record at the close of business on April 9, 1999 (the "Record Date") will be entitled to vote at the meeting. On the Record Date, the Company had outstanding 43,509,817 shares of Class A common stock and 17,700,000 shares of Class B common stock, which are its only outstanding classes of voting stock. The holders of Class A common stock are entitled to one vote for each share registered in their names on the Record Date with respect to all matters to be acted upon at the meeting, and the holders of Class B common stock are entitled to ten votes for each share registered in their names on the Record Date with respect to such matters. The presence at the meeting, in person or by proxy, of a majority in interest of the common stock issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business. Proxies submitted by brokers that do not indicate a vote for one or more proposals because the brokers do not have discretionary voting authority and have not received instructions from the beneficial owners on how to vote on these proposals are called "broker non-votes." Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum.

Share Ownership

         The following table and footnotes set forth certain information regarding the beneficial ownership of the common stock as of March 1, 1999 by
(i) persons known by the Company to be beneficial owners of more than 5% of either class of common stock, (ii) the Chief Executive Officer and each of the other executive officers other than the Chief Executive Officer, (iii) each director and nominee for election as a director of the Company and (iv) all current executive officers and directors of the Company as a group:


     DIRECTORS, OFFICERS                          TITLE OF                    NUMBER OF                  PERCENT
     AND 5% STOCKHOLDERS                           CLASS                      SHARES (1)                 OF CLASS
     -------------------                          -------                    ------------                --------
Kevin P. Reilly, Jr.                              Class A                       307,500(2)                    *
c/o The Lamar Corporation                         Class B(3)                 17,700,000(4)                  100.0%(5)
5551 Corporate Blvd.
Baton Rouge, LA 70808

Sean E. Reilly                                    Class A                       300,000(6)                    *
c/o The Lamar Corporation                         Class B                    17,700,000 (4)                 100%(5)
5551 Corporate Blvd.
Baton Rouge, LA 70808

Putnam Investments, Inc.                          Class A                     7,609,810(7)                   17.5%
One Post Office Square
Boston, MA  02109

Charles W. Lamar, III                             Class A                     4,835,509(8)                   11.1%
c/o The Lamar Corporation
5551 Corporate Blvd.
Baton Rouge, LA 70808

FMR Corp.                                         Class A                     4,402,500(9)                   10.15%
82 Devonshire Street
Boston, MA  02109

Pilgrim Baxter & Associates, Ltd.                 Class A                     2,997,450(10)                   6.9%
825 Duportail Road
Wayne, PA  19087

AMVESCAP PLC                                      Class A                     2,419,950(11)                   5.6%
11 Devonshire Square
London ECZ2M 4YR
England

Keith A. Istre                                    Class A                        51,512(12)                   *

Gerald H. Marchand                                Class A                       165,125(13)                   *

Jack S. Rome, Jr.                                 Class A                         3,750(14)                   *

William R. Schmidt                                Class A                           750                       *

T. Everett Stewart, Jr.                           Class A                        10,000(15)                   *

Stephen P. Mumblow                                CLASS A                             0                       *

All Directors and Executive Officers              Class A                    23,074,146(16)                  37.7%(17)
as a Group (7 Persons)

----------------------

*    Less than 1%

(1) The persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned by them, except as noted below.

(2) Includes 300,000 shares of Class A common stock held by the Reilly Family Limited Partnership (the "RFLP").

(3) Upon the sale of any shares of Class B common stock to a person other than to a Permitted Transferee, such shares will automatically convert into shares of Class A common stock. Permitted Transferees include (i) Kevin P. Reilly, Sr.; (ii) a descendant of Kevin P. Reilly, Sr.; (iii) a spouse or surviving spouse (even if remarried) of any individual named or described in (i) or (ii) above; (iv) any estate, trust, guardianship, custodianship, curatorship or other fiduciary arrangement for the primary benefit of any one or more of the individuals named or described in (i), (ii) and (iii) above; and (v) any corporation, partnership, limited liability company or other business organization controlled by and substantially all of the interests in which are owned, directly or indirectly, by any one or more of the individuals and entities named or described in (i), (ii), (iii) and
     (iv) above. Except for voting rights, the Class A and Class B common stock are substantially identical. The holders of Class A common stock and Class B common stock vote together as a single class (except as may otherwise be required by Delaware law), with the holders of Class A common stock entitled to one vote per share and the holders of Class B common stock entitled to ten votes per share, on all matters on which the holders of common stock are entitled to vote.

(4) Consists of shares held by the RFLP, of which Kevin Reilly, the President and Chief Executive Officer of the Company, is the managing general partner. Kevin Reilly's three siblings, Wendell S. Reilly, Sean E. Reilly (a nominee for director) and Anna Reilly Cullinan, are the other general partners of the RFLP. The managing general partner has sole voting power over the shares but dispositions of the shares require the approval of 50% of the general partnership interests of the RFLP.

(5) Represents 29.0% of the Class A common stock if all shares of Class B common stock are converted into Class A common stock.

(6)  Held by the RFLP.

(7) Putnam Investments, Inc. ("PI") shares voting power as to 341,251 of these shares with The Putnam Advisory Co., Inc. and shares dispositive power with Putnam Investment Management, Inc. and The Putnam Advisory Co., Inc. as to 7,068,972 and 540,838 of these shares, respectively. Based on the Schedule 13-G/A for the year ended December 31, 1998 filed by PI with the SEC.

(8) Includes 1,409,967 shares of Class A common stock held in trust for Mr. Lamar's two minor children who reside with him, as to which Mr. Lamar disclaims beneficial ownership, and 1,500,000 shares of Class A common stock held by CWL3, LLC, as to which Mr. Lamar is deemed the beneficial owner.

(9) FMR Corp. has sole dispositive power over these shares. FMR Corp. has sole voting power with respect to 65,200 of the shares. Based on the Schedule 13-G/A for the year ended December 31, 1998 filed by FMR Corp.
     with the SEC.

(10) Based on the Schedule 13G for the year ended December 31, 1998 filed by Pilgrim Baxter & Associates, Ltd. with the SEC.

(11) AMVESCAP PLC shares voting and dispositive power over these shares with AVZ, Inc., AIM Management Group, Inc., AMVESCAP Group Services, Inc., INVESCO Inc., INVESCO Capital Management, Inc., INVESCO Management & Research, Inc., INVESCO Realty Advisers, Inc., INVESCO North America Holdings, Inc., INVESCO Funds Group, Inc. and INVESCO (NY) Asset Management, Inc. Based on the Schedule 13-G for the year ended December 31, 1998 filed by AMVESCAP PLC with the SEC.

(12) Includes 50,200 shares of Class A common stock subject to stock options exercisable within 60 days of March 1, 1999.

(13) Includes 10,000 shares of Class A common stock subject to stock options exercisable within 60 days of March 1, 1999.

(14) Consists of 3,000 shares of Class A common stock held in trust for Mr. Rome's two children and 750 shares of Class A common stock owned jointly with J. King Woolf, III, as to which Mr. Rome is considered the beneficial owner.

(15) Consists of 10,000 shares of Class A common stock subject to stock options exercisable within 60 days of March 1, 1999.

(16) See Notes 2, 4, 8, 12, 13, 14 and 15.

(17) Assumes the conversion of all shares of Class B common stock into shares of Class A common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

         The Company's executive officers and directors and persons who own beneficially more than ten percent of the Company's equity securities are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership of Company securities with the Securities and Exchange Commission. Copies of these reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during 1998 the Company's executive officers, directors and 10% beneficial owners complied with all applicable
Section 16(a) filing requirements, subject to the following: The Reilly Family Limited Partnership (the "RFLP"), a 10% owner of the Company, and Kevin P. Reilly, Jr. (a director and Chief Executive Officer of the Company), Wendell S. Reilly, Anna R. Cullinan and Sean E. Reilly (a nominee for director), general partners of the RFLP, reported the conversion and transfer of shares of Class B common stock held by the RFLP into Class A common stock on Forms 5 filed on February 12, 1999; these transactions should have been reported on Forms 4 no later than November 10, 1998. T. Everett Stewart, a director of the Company, filed an amended Form 4 on January 8, 1999 to correct an option exercise transaction that was incorrectly stated on the Form 4 filed on December 8, 1998 relating to the sale of shares of Class A common stock. Mr. Stuart also filed an amended Form 4 on March 9, 1998 to correct the share amount previously reported on a Form 4 filed on September 6, 1996. Charlie Lamar, a director of the Company, filed an amended Form 5 on March 10, 1999 to correct the share amount and price information that was incorrectly stated on the Form 5 filed on February 12, 1999 relating to gifts made in July 1998.


ITEM 1    ELECTION OF DIRECTORS

     The Board of Directors has fixed the number of directors at eight for the coming year. The persons named below have been nominated for election as directors at the annual meeting of stockholders to be held on May 27, 1999, to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Each has consented to being named a nominee in this proxy statement and to serve, if elected, as a director. If any nominee is unable to serve, proxies will be voted for such other candidates as may be nominated by the Board of Directors.

     Directors will be elected by a plurality of the votes cast by the stockholders entitled to vote on this proposal at the meeting. Abstentions, broker non-votes and votes withheld will not be treated as votes cast for this purpose and will not affect the outcome of the election.

     The following table contains certain information about the nominees for director.


                                                Business Experience During Past Five                     Director
        Name and Age                               Years and Other Directorships                          Since
        ------------                            ------------------------------------                     --------
Kevin P. Reilly, Jr.           Kevin P. Reilly,  Jr. has served as the Company's  President and Chief      1984
Age: 44                        Executive  Officer  since  February  1989  and  as a  director  of the
                               Company  since  February  1984.  Mr. Reilly served as President of the
                               Company's   Outdoor  Division  from  1984  to  1989.  Mr.  Reilly,  an employee of the Company  since 1978,  has also served as Assistant and
                               General   Manager  of  the  Company's  Baton  Rouge  Region  and  Vice
                               President  and General  Manager of the  Louisiana  Region.  Mr. Reilly
                               received a B.A. from Harvard University in 1977.

Keith A. Istre                 Keith A. Istre has been Chief  Financial  Officer of the Company since      1991
Age: 46                        February 1989 and a director of the Company since  February  1991. Mr.
                               Istre joined the Company as Controller in 1978 and became Treasurer in
                               1985. Prior to joining the Company, Mr. Istre was employed by a public accounting firm in Baton Rouge from 1975 to 1978. Mr. Istre graduated from the University of Southwestern Louisiana in 1974 with a degree in accounting.

Charles W. Lamar, III          Charles W. Lamar,  III has been a director  of the Company  since June      1973
Age: 50                        1973.  He joined the  Company  in 1982 and  served as General  Counsel and Secretary  through  December  1998.  Prior to joining the Company,
                               Mr.  Lamar  maintained  his own law practice and was employed by a law firm in Baton Rouge.  In January 1999,  Mr. Lamar became  Chairman and
                               Chief  Executive  Officer of Woodlawn Land Company,  a commercial real estate  company.  Mr. Lamar received a B.A. in Philosophy from Harvard
                               University in 1971, a M.A. in Economics from Tufts  University in 1972 and a J.D. from Boston University in 1975.

Gerald H. Marchand             Gerald H.  Marchand  has been  Regional  Manager  of the  Baton  Rouge      1978
Age: 67                        Region,  which  encompasses  operations in Louisiana, Mississippi and
                               Texas, since 1988 and a director of the Company since 1978. He began his career with the Company in leasing and went on to become President of the
                               Outdoor Division. He has served as General Manager of the Lake Charles and
                               Mobile operations. Mr. Marchand received a Masters in Education from
                               Louisiana State University in 1955.


                                                Business Experience During Past Five                     Director
        Name and Age                               Years and Other Directorships                          Since
        ------------                            ------------------------------------                     --------
Jack S. Rome, Jr.              Jack S. Rome,  Jr. has been a director of the Company since  1974.          1974
Age: 50                        Since 1988, Mr. Rome has been President of No Fault Industries,  Inc., a construction company specializing in outdoor recreational facilities.
                               Mr. Rome also currently serves as President of Jack Rome, Jr. &
                               Associates, Inc., a management consulting company, since October
                               1987. Mr. Rome served the Company in various capacities from 1975 to
                               1986. Mr. Rome received his B.S. in accounting from Southeastern
                               Louisiana University in 1971.

T. Everett Stewart, Jr.        T. Everett Stewart,  Jr. has been President of Interstate  Logos, Inc.      1996
Age: 45                        since 1988, and has been a director since 1997. He served as
                               Regional Manager of the Company's Baton Rouge Region from 1984 to 1988.
                               Previously, he served the Company as Sales Manager in Montgomery and
                               General Manager of the Monroe and Alexandria operations. Before joining the Company in 1979, Mr. Stewart was employed by the
                               Lieutenant Governor of the State of Alabama and by a United States
                               Senator from the State of Alabama. Mr. Stewart received a B.S. in
                               Finance from Auburn University in 1976.

Sean E. Reilly                 Sean E. Reilly is Director of Mergers and  Acquisitions  and President
Age: 37                        of the Company's real estate division,  TLC Properties,  Inc. He began
                               working   with  the   Company  as  Vice   President   of  Mergers  and
                               Acquisitions  in 1987 and  served  in that  capacity  until  1994.  He served as a director  of the  Company  from 1989 to 1996.  Mr.  Reilly was the Chief  Executive  Officer of Wireless  One,  Inc.,  a wireless cable  television  company,  from 1994 to 1997. Mr. Reilly  received a
                               B.A.  from  Harvard  University  in 1984 and a J.D. from  Harvard Law
                               School in 1989.

Stephen P. Mumblow             Stephen P. Mumblow is the President and a Director of Communications
Age: 43                        Corporation of America, a television and radio broadcasting  company, having joined that company in 1998. Mr. Mumblow was a Managing Director of Chase Securities, Inc., an investment banking firm, from March 1988 to August 1998, prior to which he was a Vice President of Michigan Energy
                               Resources Company, an intrastate natural gas utility company and media cable television broadcasting concern, and Citibank, N.A., a commercial bank. Mr. Mumblow is a 1977 graduate of The Wharton School, University of Pennsylvania with a BS Degree in Economics.


         Kevin P. Reilly, Jr. and Sean E. Reilly are brothers and Charles W. Lamar, III is their cousin.

Board and Committee Meetings

         The Board of Directors held four meetings during 1998 Each of the directors then in office attended at least 75% of the aggregate of all meetings of the Board and all meetings of the committees of the Board on which such director then served.

         The Company has standing Audit and Compensation Committees of the Board of Directors but does not have a Nominating Committee. The Audit Committee, which currently consists of Mr. Rome and William R. Schmidt, held two meetings during 1998. Because Mr. Schmidt has decided not to stand for reelection to the Board of Directors, he will not serve on the Audit Committee after the annual meeting. If elected, Stephen Mumblow is expected to take his place. The primary function of the Audit Committee is to assist the Board of Directors in the discharge of its duties and responsibilities by providing the Board with an independent review of the financial health of the Company and of the reliability of the Company's financial controls and financial reporting systems. The Committee reviews the general scope of the Company's annual audit, the fee charged by the Company's independent accountants and other matters relating to internal control systems. For information about the Compensation Committee, see the "Compensation Committee Report on Executive Compensation" below.

         The Company also has an Executive Committee of the Board of Directors. The Executive Committee has authority to operate the affairs of the Company between meetings of the Board of Directors and currently consists of Kevin Reilly, Keith Istre and Gerald Marchand.

Certain Relationships and Related Transactions

         The Company has from time to time made various personal loans to Jack
S. Rome, a director of the Company. The largest outstanding balance on these loans since the beginning of the last fiscal year was $76,667 and the balance outstanding as of December 31, 1998 was $58,334. The loans bear interest at a rate equal to 100 basis points above the rate applicable to United State Treasury six-month bills.

         The Company made equity investments totaling $1.25 million in Wireless One, Inc. ("Wireless"), a publicly-held company in the wireless cable business. Sean E. Reilly, a nominee for director of the Company, and the brother of the Company's Chief Executive Officer, was the Chief Executive Officer of Wireless until August 1997. The Company sold these shares in May 1998, resulting in a realized loss of $875,000.

         Stephen Mumblow, a nominee for director of the Company, was the Managing Director of Chase Securities, Inc. until his resignation on August 10, 1998. Chase Securities, Inc. was an underwriter of the Company's private placement and exchange offer of $200 million principal amount of 8 5/8%
Senior Subordinated Notes in September 1997, and is affiliated with The Chase Manhattan Bank, administrative agent of the Company's credit facility. The Company's payments to Chase Securities, Inc. did not exceed five percent of its consolidated gross revenues for its last full fiscal year.

Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended December 31, 1998, the Company's Compensation Committee consisted of Messrs. Rome and Schmidt. Mr. Rome was employed by the Company from 1975 to 1986.

Executive Compensation

         The Compensation Committee Report set forth below describes the Company's compensation policies applicable to executive officers and the bases for Mr. Reilly's compensation as Chief Executive Officer. The following graph shows a comparison of the cumulative total shareholder returns on the Class A common stock over the period from August 2, 1996 (the first trading day of the Class A common stock) to December 31, 1998 as compared with that of the Nasdaq US Index and two indexes of certain companies selected by the Company as comparative to the Company in that each is an outdoor advertising company. The Old Custom Composite Index was replaced with the New Custom Composite Index because one member of the Old Custom Composite Index, Universal Outdoor Holdings, Inc., ceased trading in 1998 leaving only two members. The Company reformed the representative peer group by adding two additional members. The graph assumes $100 invested on August 2, 1996 in Class A common stock at its initial public offering price of $10.67 per share (as adjusted for the Company's 3-for-2 stock split effected in February 1998), the Nasdaq US Index and the old and new peer group indexes, with all dividends, if any, being reinvested.

                              [ PERFORMANCE GRAPH]





--------------------------------------------------------------------------------------------------------------------------------

                                                              2-AUG-96         31-DEC-96         31-DEC-97        31-DEC-98
--------------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Company                                       $100              $152             $248              $349
--------------------------------------------------------------------------------------------------------------------------------
Nasdaq US                                                       $100              $114             $140              $197
--------------------------------------------------------------------------------------------------------------------------------
Old Custom Composite Index (3 Stocks) (1)                       $100              $115             $223              $359
--------------------------------------------------------------------------------------------------------------------------------
New Custom Composite Index (4 Stocks) (2)                       $100              $92              $210              $295
--------------------------------------------------------------------------------------------------------------------------------


(1) The 3-Stock Old Custom Composite Index consists of Outdoor Systems, Inc., Universal Outdoor Holdings, Inc., and The Ackerley Group, Inc.


(2) The 4-Stock New Custom Composite Index consists of Chancellor Media Corporation, Clear Channel Communications, Outdoor Systems, Inc. and The Ackerley Group, Inc.

Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Board of Directors (the "Committee") currently consists of Messrs. Rome (Chairman) and Schmidt. Because Mr. Schmidt has decided not to stand for reelection to the Board of Directors, he will not serve on the Compensation Committee after the annual meeting. If elected, Stephen Mumblow is expected to take his place. The Committee's responsibilities include reviewing the performance of the Chief Executive Officer and the other executive officers of the Company and making determinations as to such officers' cash and equity-based compensation and benefits. The Committee met one time during 1998.

         The Company's executive compensation policy is designed to attract, retain and reward executive officers who contribute to the long-term success of the Company by maintaining a competitive salary structure and aligning individual compensation with the achievement of corporate and individual performance objectives.

         The Committee reviews the entire executive compensation package for each officer, which consists of base salary, annual cash bonuses and stock option grants under the Company's 1996 Equity Incentive Plan.

         Executive Officer Compensation

         Overall, the Committee has determined that executive officer base salaries and cash bonuses should be based on industry averages for comparable positions as well as on individual and corporate performance.

         For 1998, the Chief Executive Officer made recommendations to the Committee as to base salary amounts for each executive officer (including himself) based on his assessment of each officer's individual performance and current level of compensation. The Committee evaluated the Chief Executive Officer's recommendations, taking into account the officer's tenure in his position, the Committee's subjective assessment of individual performance and the Company's overall performance during the prior year. The Committee did not apply a strict formula but instead considered these factors together without giving any specific weight to any individual factor. The Committee gauged overall performance of the Company based on several key indicators. These indicators included the number of acquisitions completed and the aggregate purchase price, the market performance of the Company's Class A common stock and the growth in net revenues and cash flows. The Committee also considered the current financial and economic environment in making its assessment. Based on its evaluation, the Committee approved the Chief Executive Officer's recommendations that the base compensation of each executive officer remain the same in 1998.

         Each year, the Chief Executive Officer proposes to the Committee the size of annual bonuses, taking into account the growth of the Company for that year and each officer's individual performance. In 1998, cash bonuses paid to the Chief Executive Officer and other executive officers amounted to $660,000. The Chief Executive Officer's bonus was based on the overall financial performance of the Company during 1998 and the successful completion of over $600 million in acquisitions during the year.

         Stock Options

         The Committee believes that stock option grants align the interests of management with those of the Company's stockholders. The Committee granted stock options to Mr. Istre in 1996 upon the completion of the Company's initial public equity offering. Because the majority of these options have vested, the Committee determined that additional options should be granted to Mr. Istre in 1998.

         Deduction Limit for Executive Compensation

         Section 162(m) of the Internal Revenue Code limits a publicly held company's tax deduction for compensation paid to the chief executive officer and the other four most highly paid officers. Generally, amounts paid in excess of $1,000,000 to a covered executive in any year cannot be deducted. Certain performance-based compensation that has been approved by stockholders is not subject to the limit. The Company does not expect to have compensation exceeding the $1,000,000 limitation for the foreseeable future. Stock options granted under the 1996 Equity Incentive Plan are not subject to the limitation under applicable regulations. In addition, the Committee will consider as appropriate other ways to maximize the deductibility of executive compensation, while retaining the discretion to compensate certain executive officers in a manner commensurate with performance and the competitive environment for executive talent without regard to deductibility.


                                By the Compensation Committee,

                                Jack S. Rome, Jr.
                                William R. Schmidt

Summary Compensation Table

         The following table sets forth certain compensation information for the Chief Executive Officer and each of the other executive officers of the Company whose salary and bonus for the year ended December 31, 1998 exceeded $100,000 (the "Named Executive Officers").


                           Summary Compensation Table


                                                                                Long Term
                                                                              Compensation
                                             Annual Compensation                 Awards
                                        -------------------------------    ---------------------
                                                                                 Shares Of
Name and                                                                   Class A Common Stock         All Other
Principal Position                      Year      Salary($)    Bonus($)    Underlying Options(#)   Compensation($)(1)
------------------                      ----      ---------    --------    ---------------------   ------------------
Kevin P. Reilly, Jr.                     1998      180,000      400,000              --                   57,500
  President and Chief Executive          1997      180,000      350,000              --                   57,500
  Officer                                1996      180,000      250,000              --                    6,500


Keith A. Istre                           1998      102,000      220,000          50,000                   15,000
  Treasurer and Chief Financial          1997      102,000      200,000              --                   15,000
  Officer                                1996       90,000      125,000         100,200                    6,500


Charles W. Lamar, III                    1998       89,000       40,000              --                    7,500
  Secretary and General Counsel          1997       89,000       40,000              --                    7,500
                                         1996       89,000       40,000              --                    7,500


----------------------

(1) The reported amounts consist of employer contributions under the Company's deferred compensation plan.

Option Grants and Potential Realizable Values Table

         The following table sets forth certain information concerning option grants made to the Named Executive Officers as of December 1998.



                        Option Grants In Last Fiscal Year


                                                                                          Potential Realizable
                                                                                         Value At Assumed Annual   Alternative
                                                                                          Rates of Stock Price       To (f) And
                                                                                        Appreciation For Option     (g): Grant
                                            Individual Grants                                     Term              Date Value
                          ----------------------------------------------------------    -------------------------   -----------
                           Number Of    Percent Of
                          Securities       Total
                          Underlying      Options       Exercise of                                                  Grant Date
                            Options     Granted To      Base Price       Expiration                                   Present
          Name              Granted    Employees In       ($/Sh)            Date           5% ($)       10% ($)       Value $
          (a)               (#) (b)     Fiscal Year (c)     (d)             (c)             (f)           (g)           (h)
          ----            ----------   ---------------- -----------      -----------       ------       -------       ---------
Kevin P. Reilly, Jr.            0            ---            ---               ---           ---            ---           ---
Keith A. Istre             50,000            5.3          30.34           6/04/08       954,033      2,417,707           ---
Charles W. Lamar, III           0            ---            ---               ---           ---            ---           ---



Option Exercises and Year-End Values Table

         The following table sets forth certain information concerning exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 1998.

               Aggregated Option Exercises In Last Fiscal Year And
                          Fiscal Year-End Option Value


                                                                Number of Securities       Value of Unexercised
                                                               Underlying Unexercised          in-the-Money
                                                                     Options at                 Options at
                                 Shares                          Fiscal Year-End(#)         Fiscal Year-End($)
                               Acquired on         Value            Exercisable/               Exercisable/
       Name                    Exercise(#)      Realized($)       Unexercisable(1)          Unexercisable(1)(2)
       ----                    -----------      -----------       ----------------          -------------------
Kevin P. Reilly, Jr.               0                ---                  0/0                        0/0
Keith A. Istre                49,800             1,015,236         50,200/100,000           1,334,316/2,658,000
Charles W. Lamar, III              0                ---                  0/0                        0/0

----------------------

(1)  As adjusted for the Company's 3-for-2 stock split effected in February
     1998.
(2) Based on the difference between the option exercise price and the closing price of the underlying Class A common stock on December 31, 1998, which closing price was $37.25.

Director Compensation

         As of January 1, 1999, directors who are not employed by the Company receive a fee of $1,500 a month and are reimbursed for travel expenses incurred to attend such meetings. During 1998, directors not employed by the Company received $2,500 for each meeting of the Board of Directors and were reimbursed for travel expenses incurred to attend such meetings.

ITEM 2           PROPOSAL TO APPROVE AN AMENDMENT TO 1996 EQUITY
                 INCENTIVE PLAN

General

         The 1996 Equity Incentive Plan was adopted by the Company in July 1996. There were originally 2,000,000 shares of Class A common stock reserved for issuance under the 1996 Equity Incentive Plan, which became 3,000,000 shares as a result of the Company's 3-for-2 stock split effected in February 1998. The number of shares reserved for issuance under the 1996 Equity Incentive Plan includes shares subject to options already granted and shares issued pursuant to options already exercised. The 1996 Equity Incentive Plan is designed to provide the Company flexibility in awarding equity incentives by providing for different types of incentives that may be awarded. The purpose of the 1996 Equity Incentive Plan is to attract and retain key employees of and consultants to the Company and its eligible affiliated companies and to enable them to participate in the long-term growth of the Company.

Amendment

         In September 1998, the Board of Directors voted, subject to stockholder approval, to amend the 1996 Equity Incentive Plan to increase the aggregate number of shares of Class A common stock available under such plan by an additional 1,000,000 shares to an aggregate of 4,000,000 shares, subject to adjustment for stock-splits and similar capital changes. Although approval of the amendment is not required by applicable law on resolutions, the Board of Directors believes that it is advisable to give the stockholders an opportunity to approve this amendment. If the stockholders are opposed to the proposal, the Board of Directors will reconsider the amendment. The Company believes that this increase is necessary and appropriate to enable the Company to attract and retain the quality of employees and consultants whose services are considered important to the Company's future progress, including employees and consultants of companies acquired by the Company. The Company believes that participation in the Plan provides such employees with an incentive to remain as employees or consultants of the Company.

Administration and Eligibility

         The 1996 Equity Incentive Plan provides for the grant of stock options (incentive and nonstatutory), stock appreciation rights and restricted stock for the purchase of shares of Class A common stock. Awards under the 1996 Equity Incentive Plan can be granted to employees and consultants of the Company as well as employees and consultants of its eligible subsidiaries who are capable of contributing significantly to the successful performance of the Company. The Compensation Committee administers the 1996 Equity Incentive Plan and selects the participants and establishes the terms and conditions of each option or other equity right granted under the 1996 Equity Incentive Plan, including the exercise price, the number of shares subject to options or other equity rights and the time(s) at which such options become exercisable. Subject to certain limitations the Compensation Committee may delegate to one or more executive officers of the Company the power to make awards to participants who are not subject to Section 16 of the Securities Exchange Act of 1934 or "covered employees" for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee has authorized the Chief Financial Officer to grant options to purchase shares of Class A common stock to each such participant.

         The exercise price of all "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code granted under the 1996 Equity Incentive Plan must be at least equal to 100% of the fair market value of the option shares on the date of grant. The term of any ISO granted under the 1996 Equity Incentive Plan may not exceed ten years.

         As of March 31, 1999, approximately 247 employees of the Company and its affiliates were eligible to participate in the 1996 Equity Incentive Plan. The closing price of the Company's Class A common stock as reported on the Nasdaq National Market on March 31, 1999 was $33.94.

1996 Equity Incentive Plan Activity

         As of March 31, 1999, options to purchase an aggregate of 3,194,500 shares of Class A common stock had been granted under the 1996 Equity Incentive Plan, of which options to purchase 155,182 shares had been cancelled and options to purchase 903,423 shares had been exercised. As of such date, 960,682 shares remained available for the granting of awards under the 1996 Equity Incentive Plan, if the 1,000,000 shares added by the amendment for which stockholder approval is being requested are included. No stock appreciation rights or awards other than option grants have been granted under the 1996 Equity Incentive Plan to date.

Federal Income Tax Consequences Relating to Stock Options

         Incentive Stock Options. An optionee does not realize taxable income upon the grant or exercise of an ISO under the 1996 Equity Incentive Plan. If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee within two years from the date of grant or within one year from the date of exercise, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) is taxed to the optionee as a capital gain and any loss sustained will be a capital loss and (b) no deduction is allowed to the Company for Federal income tax purposes. The exercise of ISOs gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

         If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition") then (a) the optionee realizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof and (b) the Company is entitled to deduct such amount. Any further gain realized is taxed as a capital gain and does not result in any deduction to the Company. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an ISO.

         Nonstatutory Stock Options. No income is realized by the optionee at the time a nonstatutory option is granted. Upon exercise, (a) ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and (b) the Company receives a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a capital gain or loss and will not result in any deduction by the Company.

Votes Required

         The affirmative vote of a majority of the total votes cast on this proposal will constitute the approval of the proposed amendment to the 1996 Equity Incentive Plan. Abstentions and broker non-votes will not be treated as votes cast for the purpose of determining the outcome of the vote on this proposal.

The Board of Directors recommends a vote FOR this Proposal.


ITEM 3 PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK

         On March 5, 1999, the Board of Directors of the Company approved and recommended to the stockholders that Article FOURTH of the Company's Restated Certificate of Incorporation be amended to increase the number of authorized shares of its capital stock from 113,510,000 to 163,510,000 shares and the number of authorized shares of its Class A common stock from 75,000,000 to 125,000,000 shares, subject to stockholder approval of the proposed amendment.

         The principal reason for the proposed amendment is to ensure that a sufficient number of shares of Class A common stock are available for future use by the Company. As of March 1, 1999, there were 43,438,682 shares of Class A common stock issued and outstanding, 3,145,977 shares of Class A common stock reserved for issuance upon the exercise of outstanding stock options and 17,700,000 shares of Class A common stock reserved for issuance upon conversion of outstanding shares of Class B common stock. Accordingly, only approximately 10,715,341 shares of Class A common stock would be available for future use without any increase in the number of authorized shares. If the proposed amendment is adopted by the stockholders, the additional authorized common stock would be available for issuance from time to time for such corporate purposes as financings, acquisitions, stock splits and stock dividends, as the Board of Directors may deem appropriate, without delay or the necessity of a special stockholders' meeting to approve a further amendment to the Restated Certificate of Incorporation. No further action on the part of the Company's stockholders would be necessary to issue additional shares of Class A common stock unless required by applicable law or regulations or under the rules governing the Nasdaq National Market or any stock exchange on which the Class A common stock may then be listed.

         The holders of any additional shares of Class A common stock issued in the future would have the same rights as the holders of Class A common stock currently outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares. The issuance of additional shares of Class A common stock, while providing desirable flexibility in carrying out corporate purposes, could have the effect of diluting the interests of existing holders of common stock.

Votes Required

         The affirmative vote of the holders of a majority in interest of the outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the proposed amendment to the Restated Certificate of Incorporation. Therefore, abstentions and broker non-votes will have the effect of votes against this proposal.

The Board of Directors recommends a vote FOR this Proposal.

Other Matters


         The Board of Directors does not know of any business to come before the meeting other than the matters described in the notice.


Deadline For Stockholder Proposals


         In order for a stockholder proposal to be considered for inclusion in the Company's proxy materials for the 2000 Annual Meeting of Stockholders, it must be received by the Company at 5551 Corporate Boulevard, Baton Rouge, Louisiana 70808, Attention: Secretary, no later than December 25, 1999.



         In addition, the Company's Bylaws require a stockholder who wishes to bring business before or propose director nominations at an annual meeting to give advance written notice to the Secretary of the Company as described in the Bylaws. To be timely for the 2000 Annual Meeting, proposals must be received by not later than the close of business on April 10, 2000.


Information Concerning Auditors

         The firm of KPMG LLP (formerly KPMG Peat Marwick LLP), independent accountants, examined the Company's financial statements for the year ended December 31, 1998. The Board of Directors has appointed KPMG LLP to serve as the Company's independent auditors for its fiscal year ending December 31, 1999. Representatives of KPMG LLP are expected to attend the annual meeting to respond to appropriate questions, and will have the opportunity to make a statement if they desire.

Expenses Of Solicitation

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others of forwarding solicitation material to beneficial owners of common stock. In addition to the use of mails, proxies may be solicited by officers and any regular employees of the Company in person or by telephone. The Company expects that the costs incurred in the solicitation of proxies will be nominal.


April 23, 1999

APPENDIX: PROPOSED 1996 EQUITY INCENTIVE PLAN



1.  PURPOSE

         The purpose of the Lamar Advertising Company 1996 Equity Incentive Plan (the "Plan") is to attract and retain key employees and consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company's Class A Common Stock (the "Common Stock").


2.  ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons or Covered Employees and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

3.  ELIGIBILITY

         All employees and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be granted only to persons eligible to receive such Options under the Code.

4.  STOCK AVAILABLE FOR AWARDS

         (a) AMOUNT. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 4,000,000 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) ADJUSTMENT. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the

Plan, then the Committee (subject in the case of Incentive Stock Options to any limitation required under the Code) shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan,
(ii) the number and kind of shares subject to outstanding Awards and (iii) the exercise price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

         (c) LIMIT ON INDIVIDUAL GRANTS. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that may be granted to any Participant in the aggregate in any calendar year shall not exceed 200,000 shares, subject to adjustment under subsection (b).

5.  STOCK OPTIONS

         (a) GRANT OF OPTIONS. Subject to the provisions of the Plan, the Committee may grant options ("Options") to purchase shares of Common Stock (i) complying with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder ("Incentive Stock Options") and (ii) not intended to comply with such requirements ("Nonstatutory Stock Options"). The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, provided that a Nonstatutory Stock Option granted to a new employee or consultant within 90 days of the date of employment may have a lower exercise price so long as it is not less than 100% of Fair Market Value on the date of employment. No Incentive Stock Option may be granted hereunder more than ten years after the effective date of the Plan.

         (b) TERMS AND CONDITIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

         (c) PAYMENT. Payment for shares to be delivered pursuant to any exercise of an Option may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of a note or other commitment satisfactory to the Committee or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration as the Committee may determine.

6.  STOCK APPRECIATION RIGHTS

         (a) GRANT OF SARS. Subject to the provisions of the Plan, the Committee may grant rights to receive any excess in value of shares of Common Stock over the exercise price ("Stock Appreciation Rights" or "SARs") in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property, and may define the manner of determining the excess in value of the shares of Common Stock.

         (b) EXERCISE PRICE. The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined. An SAR granted in tandem with an Option shall have an exercise price not less than the exercise price of the related Option. An SAR granted alone and unrelated to an Option may not have an exercise price less than 100% of the Fair Market Value of the Common Stock on the date of the grant, provided that such an SAR granted to a new employee or consultant within 90 days of the date of employment may have a lower exercise price so long as it is not less than 100% of Fair Market Value on the date of employment.

7.  RESTRICTED STOCK

         (a) GRANT OF RESTRICTED STOCK. Subject to the provisions of the Plan, the Committee may grant shares of Common Stock subject to forfeiture ("Restricted Stock") and determine the duration of the period (the "Restricted Period") during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.

         (b) RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

8.  GENERAL PROVISIONS APPLICABLE TO AWARDS

         (a) REPORTING PERSON LIMITATIONS. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, Awards made to a Reporting Person shall not be transferable by such person other than by will or the laws of descent and distribution and are exercisable during such person's lifetime only by such person or by such person's guardian or legal representative. If then permitted by Rule 16b-3, such Awards, unless Incentive Stock Options, may also be made transferable pursuant to a Qualified Domestic Relations Order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.

         (b) DOCUMENTATION. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

         (c) COMMITTEE DISCRETION. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

         (d) DIVIDENDS AND CASH AWARDS. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

         (e) TERMINATION OF EMPLOYMENT. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

         (f) CHANGE IN CONTROL. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

         (g) LOANS. The Committee may authorize the making of loans or cash payments to Participants in connection with the grant or exercise any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that the loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

         (h) WITHHOLDING TAXES. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

         (i) FOREIGN NATIONALS. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

         (j) AMENDMENT OF AWARD. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

9.  CERTAIN DEFINITIONS

         "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

         "Award" means any Option, Stock Appreciation Right or Restricted Stock granted under the Plan.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

         "Committee" means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. Unless otherwise determined by the Board, if a Committee is authorized to grant Awards to a Reporting Person or a Covered Employee, each member shall be a "non-employee director" or the equivalent within the meaning of applicable Rule 16b-3 under the Exchange Act or an "outside director" within the meaning of Section 162(m) of the Code, respectively.

         "Common Stock" or "Stock" means the Class A Common Stock, $0.001 par value, of the Company.

         "Company" means Lamar Advertising Company, a Delaware corporation.

         "Covered Employee" means a "covered employee" within the meaning of
Section 162(m) of the Code.

         "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" means the Participant's estate.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.

         "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

         "Participant" means a person selected by the Committee to receive an Award under the Plan.

         "Reporting Person" means a person subject to Section 16 of the Exchange Act.

10.  MISCELLANEOUS

         (a) NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award. Neither the Plan nor any Award hereunder shall be deemed to give any employee the right to continued employment or to limit the right of the Company to discharge any employee at any time.

         (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

         (c) EFFECTIVE DATE. Subject to the approval of the stockholders of the Company, the Plan shall be effective on July 24, 1996.

         (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.

         (e) GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.

                              (FRONT OF PROXY CARD)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 27, 1999

                            LAMAR ADVERTISING COMPANY

         The undersigned stockholder of Lamar Advertising Company (the "Company") hereby appoints Kevin P. Reilly, Jr. and Keith A. Istre and each of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held May 27, 1999, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares.


         This proxy when properly executed will be voted in the manner directed by the undersigned stockholder(s). If no specifications are made, this proxy will be voted for the proposals.


                        PLEASE SIGN AND MAIL PROXY TODAY



                           MARK HERE FOR ADDRESS CHANGE AND NOTE ON REVERSE [ ]


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)




                                                              [SEE REVERSE SIDE]

                             (REVERSE OF PROXY CARD)


[X]    PLEASE MARK YOUR VOTES AS THIS EXAMPLE.


                                                     FOR               WITHHELD
                                            All nominees       For all nominees

1.       Proposal to elect directors            [  ]                 [  ]

         FOR, except withheld from the following nominee(s):


         -----------------------------

         Nominees:         Kevin P. Reilly, Jr.
                           Keith A. Istre
                           Charles W. Lamar, III
                           Gerald H. Marchand
                           Jack S. Rome, Jr.
                           T. Everett Stewart, Jr.
                           Sean E. Reilly
                           Stephen P. Mumblow

                                                           FOR             AGAINST               ABSTAIN

2.       Proposal to amend the 1996 Equity
         Incentive Plan                                    [ ]               [ ]                   [ ]


                                                           FOR             AGAINST               ABSTAIN
3.       Proposal to amend the Restated
         Certificate of Incorporation                      [ ]               [ ]                   [ ]



Signature:                                                    Date:
           ---------------------------------                        -------------------------

Signature:                                                    Date:
           ---------------------------------                        -------------------------


NOTE: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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